SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

DATE OF REPORT: September 12, 2003

(Date of earliest event reported)

______________________________

Electric Aquagenics Unlimited, Inc.

(Exact name of registrant as specified in its charter)

               UTAH

333-86830

       87-0654478

        (State or other jurisdiction of

    Commission File Number

     (I.R.S. Employer

        incorporation)

     Identification Number)

1464 West 40 South, Suite 200

Lindon, Utah

84042

        (Address of principal executive offices)

          (Zip Code)

Registrant's telephone number, including area code:  (801) 443-1031

  N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

On September 11, 2003, the Company issued a press release announcing it has received regulatory approval from several government bodies, including the Food and Drug Administration, to use the Company’s disinfecting products for foods, food contact surfaces and non-food surfaces.  On September 11, 2003 the Company issued a press release announcing that it was granted its first patent for using its disinfecting and cleaning products in the cleaning of carpet, soft fabric and hard surfaces. Attached as Exhibit 99.1 is a copy of the press release issued on September 11, 2003  regarding regulatory approval, and attached as Exhibit 99.2 is a copy of the press release issued on September 11, 2003 regarding the patent.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit

Description

  99.1

Press Release issued by Electric Aquagenics Unlimited, Inc. on September 11, 2003 regarding regulatory approval

  99.2

Press Release issued by Electric Aquagenics Unlimited, Inc. on September 11, 2003 regarding the receipt of a patent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

September 12, 2003

ELECTRIC AQUAGENICS UNLIMITED, INC.

By:    /s/  Gaylord M. Karren

Name:

Gaylord M. Karren

Title:

Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER

DESCRIPTION

99.1

Press Release dated September 11, 2003

99.2

Press Release dated September 11, 2003